                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _________________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     May 13, 2002
                                                  -----------------------------


                      COCA-COLA BOTTLING CO. CONSOLIDATED
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         0-9286                56-0950585
       --------------                  ----------------       ---------------
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


              4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (704) 557-4400
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

On May 13, 2002, J. Frank Harrison, Jr., Chairman Emeritus, and J. Frank Harrison, III, Chairman and Chief Executive Officer of Coca-Cola Bottling Co. Consolidated, entered into Rule 10b5-1 Sales Plans pursuant to which they may sell up to a total of 250,000 shares of the Company's Common Stock. Shares of Common Stock to be sold under the plans are issuable to Mr. Harrison, Jr. and Mr. Harrison, III under stock option agreements that were entered into in 1989 as long-term incentive arrangements. Under the Rule 10b5-1 Sales Plans, Mr. Harrison, Jr. may sell up to 100,000 shares of Common Stock through March 7, 2004, and Mr. Harrison, III may sell up to 150,000 shares of Common Stock through August 8, 2004.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Exhibits. The following exhibit is filed herewith:

          99.1     Press release issued on May 13, 2002.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                       COCA-COLA BOTTLING CO. CONSOLIDATED


Date:  May 14, 2002                     By:   /s/ David V. Singer
                                            ------------------------------------
                                            Name:  David V. Singer
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC

                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Date of Event Reported:                                  Commission File No:
May 13, 2002                                                   0-9286


                       COCA-COLA BOTTLING CO. CONSOLIDATED

                                  EXHIBIT INDEX

   Exhibit No.                     Exhibit Description
   -----------                     -------------------

      99.1                         Press release issued on May 13, 2002.